UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of Earliest event Reported): June 20, 2016

CHINA BIOLOGIC PRODUCTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34566	75-2308816
(State or other jurisdiction of	(Commission File No.)	(IRS Employer ID No.)
incorporation or organization)

18th Floor, Jialong International Building
19 Chaoyang Park Road
Chaoyang District, Beijing 100125
People’s Republic of China

(Address of Principal Executive Offices)

86-10-6598-3111

Registrant's telephone number, including area code

____________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

EXPLANATORY NOTE

In connection with the 2016 annual meeting of stockholders (the “Annual Meeting”) of China Biologic Products, Inc. (the “Company”), the Company filed a definitive proxy statement on Schedule 14A on April 29, 2016 that included a proposal to amend the Company’s certificate of incorporation to increase the number of authorized shares of common stock from 100,000,000 to 1,000,000,000. Such definitive proxy statement indicated that the approval of a majority of the quorum of stockholders present in person or by proxy at the Annual Meeting was necessary to approve the proposal to amend the Company’s certificate of incorporation. However, under Section 242 of the Delaware General Corporation Law, the approval of a majority of outstanding shares is required to amend the Company’s certificate of incorporation. At the Annual Meeting, the Company received the vote of a majority of the quorum in favor of the proposal, but not the required majority of outstanding shares. The Company is filing this amendment to the Current Report on Form 8-K filed with the Securities and Exchange Commission on June 20, 2016 (the “Original 8-K”) to update the disclosure under “Item 5.07 Submission of Matters to a Vote of Security Holders” of the Original 8-K to reflect that it did not receive the approval required under the Delaware General Corporation Law and therefore the number of authorized shares of common stock remains 100,000,000.

On July 15, 2016, we filed a Third Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to reflect the increase in the number of authorized shares. On October 31, 2016, we filed a certificate of correction with the Secretary of State of the State of Delaware to rectify the foregoing. Our Second Amended and Restated Certificate of Incorporation that was filed with the Secretary of State of the State of Delaware on June 23, 2014 is still in effect.

ITEM 5.07.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

China Biologic Products, Inc. (the “Company”) held its 2016 Annual Meeting of Stockholders (the “Annual Meeting”) on Monday, June 20, 2016 (Beijing time). Proxies for the Annual Meeting were solicited pursuant to the Company’s proxy statement filed on April 29, 2016 with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934 (the “Proxy Statement”).

The Company’s stockholders considered four proposals, each of which is described in the Proxy Statement. A total of 14,748,934 shares were represented in person or by proxy, or 55.5% of the total shares outstanding as of May 6, 2016, the record date of the Annual Meeting. The final results of votes with respect to the proposals submitted for stockholder vote at the Annual Meeting are set forth below.

Proposal 1 - Election of directors

Stockholders elected David (Xiaoying) Gao, Joseph Chow and Min Fang as Class I directors for a three-year term as follows:

Director	For	Withhold
David (Xiaoying) Gao	11,368,022	3,380,912
Joseph Chow	11,331,993	3,416,941
Min Fang	12,008,117	2,740,817

Proposal 2 - Ratification of the selection of KPMG Huazhen LLP as the Company’s independent public accounting firm for the fiscal year ending December 31, 2016

Stockholders ratified the selection of KPMG Huazhen LLP as the Company’s independent public accounting firm for the fiscal year ending December 31, 2016.

For	Against	Abstain
14,723,182	167	25,585

Proposal 3 – Advisory vote on executive compensation

Stockholders approved the compensation of our named executive officers as disclosed in the Proxy Statement.

For	Against	Abstain
13,338,914	1,409,362	658

Proposal 4 – Vote to amend the certificate of incorporation

Stockholders did not approve the amendment to the Company’s Second Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock as disclosed in the Proxy Statement.

For	Against	Abstain
9,127,592	5,620,491	851

There were no broker non-votes for any of the proposals submitted for stockholder vote at the Annual Meeting.

Item 9.01. Financial Statements and Exhibits.

The list of exhibits in the Exhibit Index to this report is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment No. 1 to the report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 2, 2016	CHINA BIOLOGIC PRODUCTS, INC.

	By:	/s/ David (Xiaoying) Gao
David (Xiaoying) Gao
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Second Amended and Restated Certificate of Incorporation of China Biologic Products, Inc. as filed with the Secretary of State of the State of Delaware on June 23, 2014.
3.1.1	Certificate of Correction to Certificate of Incorporation of China Biologic Products, Inc. as filed with the Secretary of State of the State of Delaware on October 31, 2016.